Exhibit 10.6

OCTOBER 24, 2002 ADDENDUM #2 TO THE LEASE DATED JUNE, 1996 BY AND BETWEEN OSCAR AND ETHEL SALENGER TRUST “LESSOR” AND SPECIALTY LABORATORIES, INC “LESSEE” FOR THE PREMISES LOCATED AT  2211 MICHIGAN AVENUE,  SANTA MONICA, CA 90404

49.	LEASE TERM EXTENSION:

Lessor and Lessee hereby agree that the term of the lease is extended for an additional one (1) year term for the period July 1, 2003 – June 30, 2004. The base rent for this extended term is $45,100.00 per month triple net for the period of July 1, 2003-June 30, 2004.

50.	OPTION TO EXTEND:

Lessor hereby grants Lessee two (2) one (1) year options to extend the term of the lease. The base rent for the first one (1) year option to extend is $46,100.00 per month triple net for the period of July 1, 2004 – June 30, 2005 a copy of said option is attached hereto as paragraph #52. The base rent for the second one (1) year option to extend is the Fair Market Value but not less than the existing rent for the period of July 1, 2005 – June 30, 2006 a copy of said option is attached hereto as paragraph #53.

51.	ORIGINAL LEASE 2ND FIVE (5) OPTION TO EXTEND DELETION:

Lessor and Lessee hereby agree that the Five (5) Year Option to Extend (July 1, 2003-June 30, 2008) on AIR Form dated November 20, 1998 attached to the Original Lease dated July 17, 1993 is hereby deleted.

Unless otherwise specifically provided in this addendum, all terms defined in the Lease when used herein shall have the meaning set forth in the Lease. All other terms and conditions of the lease shall remain in full force and effect.

AGREED AND ACCEPTED:

	LESSEE:	LESSOR:

	SPECIALTY LABORATORIES, INC. A California Corporation	OSCAR AND ETHEL SALENGER TRUST

BY:	/s/ Frank J. Spina	BY:	/s/ Fred Salenger

	ITS: CFO	ITS: Trustee

	BY:	BY:

	ITS:	ITS:

	EXECUTED AT: Santa Monica	EXECUTED AT: Santa Monica

	DATE: 11/5/02	DATE: 10/31/02

	ADDRESS: 1620 N. 26th St.	ADDRESS:

	90404	Encino, CA 91435

[LOGO]

OPTION(S) TO EXTEND

STANDARD LEASE ADDENDUM

Dated	October 24, 2002

By and Between (Lessor)	Oscar and Ethel Salenger Trust

(Lessee)	Specialty Laboratories, Inc.,
A California Corporation

Address of Premises:	2211 Michigan Avenue
Santa Monica, CA 90404

Paragraph 52

A.  OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for one (1) additional twelve (12) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

(i)            In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least five 5 months prior to the date that the option period would commence, time being of the essence.  If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire.  Options (if there are more than one) may only be exercised consecutively.

(ii)           The provisions of paragraph 39, including those relating to Lessee’s Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

(iii)          Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

(iv)          This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

(v)           The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below: (Check Method(s) to be Used and Fill in Appropriately)

☐  I.       Cost of Living Adjustment(s) (COLA)

a.       On (Fill in COLA Dates):

the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☐ CPI U (All Urban Consumers), for (Fill in Urban Area):

All Items (1982-1984 = 100), herein referred to as “CPI”.

b.      The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): ☐ the first month of the term of this Lease as set forth in paragraph 1.3 (“Base Month”) or ☐ (Fill in Other “Base Month”):                                       .  The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

c.       In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation.  In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties.  The cost of said Arbitration shall be paid equally by the Parties.

☐  II.      Market Rental Value Adjustment(s) (MRV)

a.       On (Fill in MRV Adjustment Date(s))

the Base Rent shall be adjusted to the “Market Rental Value” of the property as follows:

1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date.  If agreement cannot be reached, within thirty days, then:

(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days.  Any associated costs will be split equally between the Parties, or

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

Initials:	Initials:	[ILLEGIBLE]

©2000 - American Industrial Real Estate Association	FORM OE-3-8/OOE

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(i)      Within 15 days thereafter Lessor and Lessee shall each select ☐ appraiser or ☐ broker (“Consultant” - check one) of their choice to act as an arbitrator.  The two arbitrators so appointed shall immediately select third mutually acceptable Consultant to act as a third arbitrator.

(ii)     The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor’s or Lessee’s submitted MRV is the closest thereto.  The decision of a majority of the arbitrators shall be binding on the Parties.  The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

(iii)    If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

(iv)    The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie., the one that is NOT the closest to the actual MRV.

2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

b.       Upon the establishment of each New Market Rental Value:

1) the new MRV will become the new “Base Rent” for the purpose of calculating any further Adjustments, and

2) the first month of each Market Rental Value term shall become the new “Base Month” for the purpose of calculating any further Adjustments.

☒  III.     Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):	The New Base Rent shall be:
July 1, 2004	$46,100.00 per mo/NNN
$
$
$

B.  NOTICE:

Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C.  BROKER’S FEE:

The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

NOTE:  These forms are often modified to meet changing requirements of law and needs of the Industry.  Always write or call to make sure you are utilizing the most current form:  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 S. Flower Street, Suite 600, Los Angeles, Calif. 90017

Initials:	Initials:	[ILLEGIBLE]

2

[LOGO]

OPTION(S) TO EXTEND

STANDARD LEASE ADDENDUM

Dated	October 24, 2002

By and Between (Lessor)	Oscar and Ethel Salenger

(Lessee)	Specialty Laboratories, Inc.,
A California Corporation

Address of Premises:	2211 Michigan Avenue
Santa Monica, CA 90404

Paragraph 53

A.  OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for one (1) additional twelve (12) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

(i)            In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least five 5 months prior to the date that the option period would commence, time being of the essence.  If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire.  Options (if there are more than one) may only be exercised consecutively.

(ii)           The provisions of paragraph 39, including those relating to Lessee’s Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

(iii)          Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

(iv)          This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

(v)           The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

☐  I.       Cost of Living Adjustment(s) (COLA)

a.      On (Fill in COLA Dates):

the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): ☐CPI W (Urban Wage Earners and Clerical Workers) or  ☐ CPI U (All Urban Consumers), for (Fill in Urban Area):

All items (1982-1984 - 100), herein referred to as “CPI”.

b.      The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): ☐ the first month of the term of this Lease as set forth in paragraph 1.3 (“Base Month”) or ☐ (Fill in Other “Base Month”):                                           . The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

c.      In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation.  In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties.  The cost of said Arbitration shall be paid equally by the Parties.

☒  II.      Market Rental Value Adjustment(s) (MRV)

a.      On (Fill in MRV Adjustment Date(s))   July 1, 2005

the Base Rent shall be adjusted to the “Market Rental Value” of the property as follows:

1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date.  If agreement cannot be reached, within thirty days, then:

(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days.  Any associated costs will be split equally between the Parties, or

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

Initials:	Initials:	[ILLEGIBLE]

1

(i)      Within 15 days thereafter Lessor and Lessee shall each select ☐ appraisor ☐ broker (“Consultant” - check one) of their choice to act as an arbitrator.  The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

(ii)     The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor’s or Lessee’s submitted MRV is the closest thereto.  The decision of a majority of the arbitrators shall be binding on the Parties.  The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

(iii)    If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

(iv)    The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie., the one that is NOT the closest to the actual MRV.

2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

b.      Upon the establishment of each New Market Rental Value:

1) the new MRV will become the new “Base Rent” for the purpose of calculating any further Adjustments, and

2) the first month of each Market Rental Value term shall become the new “Base Month” for the purpose of calculating any further Adjustments.

☐  III.     Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):	The New Base Rent shall be:
$
$
$
$

B.  NOTICE:

Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C.  BROKER’S FEE:

The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

NOTE:  These forms are often modified to meet changing requirements of law and needs of the Industry.  Always write or call to make sure you are utilizing the most current form:  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 S. Flower Street, Suite 600, Los Angeles, Calif. 90017

Initials:	Initials:	[ILLEGIBLE]

2